UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2010

RINO International Corporation

(Exact name of Registrant as specified in charter)

Nevada	0 - 52549	41 - 1508112
(State of Incorporation)	(Commission File No.)	(IRS Employer
Identification Number)

           11 Youquan Road, Zhanqian Street, Jinzhou District, Dalian,
People’s Republic of China 116100
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (011)-86-411-87661222

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[ ] Soliciting material pursuant to Rule14a-12 under the Exchange Act(17CFR240.14a12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On November 17, 2010 Frazer Frost, LLP, the independent auditors of RINO International Corporation (the “Registrant”), delivered a letter (the “Auditor’s Letter”) to the Registrant and each of its directors. The Auditor’s Letter states in part:

“In a telephone conversation on November 16, 2010, Mr. Zou Dejun, the Chief Executive Officer of the Company, informed Ms. Susan Woo of our firm, in substance, that as to the six RINO customer contracts discussed in the recent report of Muddy Waters LLC, the Company did not in fact enter into two of the six purported contracts, and a third contract among the six was explainable. When Ms. Woo inquired about the Company’s other contracts, Mr. Zou said he was not sure, but there might be problems with 20 - 40% of them. Assuming that these statements were reasonably accurate, it appears that our reports would have been affected if this information had been known to us at the date of our reports, although the effect on the financial statements is currently unknown and cannot be quantified without a thorough investigation. We further note that in a conversation the following day, November 17, 2010, involving Ms. Woo, several directors of the Company, Company counsel, and Mr. Zou, Mr. Zou stated that he was not sure the day before and went back to look into some things, and found that apart from the two problematic contracts, all other contracts are legitimate and can be verified.

The auditing standards of the Public Company Accounting Oversight Board provide procedures to be followed by an auditor to prevent continued reliance on audit reports in such circumstances. In view of the information provided by Mr. Zou Dejun, we hereby advise the Company to promptly notify any person or entity that is known to be relying upon or is likely to rely upon our audit report(s) for the periods ended December 31, 2008 and December 31, 2009 and reviewed quarterly financial statements for periods between March 31, 2008 to September 30, 2010 that they should no longer be relied upon, and that revised financial statements and revised auditor's report(s) will be issued upon completion of an investigation.”

On November 17, 2010 certain members of the Board of Directors, including Kennith Johnson, the Chairman of the Audit Committee, Jianping Qiu, the Chairman of the Board of Directors, and Mr. Zou Dejun participated in a conference call with Ms. Susan Woo, a partner of Frazer Frost, LLP in which the foregoing statements were discussed. The two other members of the Board were not available because they were traveling and therefore the Board of Directors could not take any formal action regarding the matters discussed in the Auditor’s Letter. The Registrant intends to have a telephonic meeting of the Board of Directors to further discuss such matters and related matters as soon as all of the members of the Board of Directors are available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2010

(Registrant)

RINO International Corporation

By:	/s/ Zou Dejun
Zou Dejun
Chief Executive Officer